NAIC
GROWTH
FUND,
INC.










Annual Report
December 31, 1996













































Contents



Report to Shareowners                                 2
Statement of Assets and Liabilities                   3
Statement of Operations                               4
Statements of Changes in Net Assets                   5
Financial Highlights                                  6
Portfolio of Investments                              7
Notes to Financial Statements                        10
Auditors Report						     13
Dividends and Distributions				     14
NAIC Growth Fund, Inc., Board of Directors           18
Shareholder Information                              18













































Report to Shareowners:
December 31, 1996

Even though many stock market professionals at the beginning of the year felt that 1996 could not approach 1995 in performance, the year turned out to be a stellar one when measured by the Dow Jones Industrial Average. While small cap stocks did not keep up with the general market, those holding the blue chips did exceptionally well. Your Fund was not alone in benefiting from the trend. The Net Asset Value increased from $15.19 to $18.13. When the dividends paid in 1996 were added back in, the increase was 24.4%.

Of the $0.76 dividend paid last year, $0.57 came from long term capital gains. While the managers do not wish to time the market, the sales which contributed to the capital gains were, in large part, an effort to upgrade the portfolio by switching from some cyclical holdings to more growth oriented companies.

Sales by the Fund included 5,000 Kimball International, 4,000 Maytag, 600 Liqui-Box, 3,000 Lukens, 500 Anheuser-Busch, 5,000 Detection Systems, 7,900 Guardsman Products, 4,800 Ryder System, 3,000 WMX Technologies and 3,000 ADC Telecommunications. Each resulted in a capital gain. The sale of ADC Telecommunications was a partial one, leaving 9,000 shares in the portfolio. We continue to like the prospects and growth pattern for the company, but in the opinion of the managers, the stock became overvalued on a fundamental basis.

Additions to the portfolio were 8,048 (adjusted for a subsequent stock split) Clayton Homes, 3,000 Dallas Semiconductor, 3,000 Federal Signal, 1,000 Hannaford Bros., 3,000 Molex, 1,000 Newell, 3,750 RPM, 1,000 Sysco, 2,000 Teleflex and 1,583 (adjusted for subsequent stock dividend) Vishay Intertechnology. Clayton Homes, Hannaford Bros., Newell, Sysco and Vishay Technology were additions to previous positions.

A number of stocks in the portfolio also paid stock dividends or splits during 1996 including ADC Telecommunications (2-1), AFLAC (3-2), American Home Products (2-1), Clayton Homes (5-4), Coca-Cola (2-1), Huntington Bancshares (10%), Johnson & Johnson (2-1), Monsanto (5-1), Pentair (2-1), PepsiCo (2-1), Stryker (2-1), Synovus Financial (3-2), TSI Inc. (2-1), Thermo Electron (3-2) and Vishay Intertechnology (5%).

In all, it was a good year for the Fund and its shareowners. The closing price on the Chicago Stock Exchange was $18.875 compared with the 1995 closing of $13.75.


Thomas E. O'Hara, Chairman			  Kenneth S. Janke, President














NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 1996


ASSETS

Investment securities
   at market value (cost $6,074,029)                   $12,600,582
Short-term investments
   at amortized cost                                       724,252
Cash and cash equivalents                                   650,233
Dividends and interest receivable                            18,029
Prepaid insurance                                            11,148

                                                         14,004,244

LIABILITIES

Dividends payable                          498,360
Accounts payable                            18,099          516,459

TOTAL NET ASSETS                                        $13,487,785



SHAREHOLDERS' EQUITY

 Common Stock @ par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 743,821 shares                     $         744
Additional Paid-in Capital                               6,954,577
Undistributed net investment income                          5,911
Undistributed net realized gain
      on investments                                             0
Unrealized appreciation of investments                   6,526,553

SHAREHOLDERS' EQUITY                                   $13,487,785

NET ASSET VALUE PER SHARE                            $       18.13


See notes to financial statements















NAIC Growth Fund, Inc.
Statement of Operations
For the year ended December 31, 1996


INVESTMENT INCOME

     Interest                                                  $  52,831
     Dividends                                                   202,540


                                                                 255,371
EXPENSES

     Advisory fees                         92,793
     Transfer agent & custodian fees       23,625
     Legal fees                            20,011
     Insurance                             19,111
     Audit fees                            14,000
     Directors fees &  expenses            13,078
     Printing                              10,428
     Annual shareholders meeting            6,193
     Mailing & postage                      3,041
     Other fees & expenses                  5,041
     Less:   Advisory fees waived         (88,190)

     Net Expenses                                                119,131

          Net investment income                                  136,240

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
        Proceeds from sale of investment securities  1,108,401
        Cost of investment securities sold	       683,742

          Net realized gain on investments		           424,659

     Unrealized appreciation of investments:
        Unrealized appreciation at beginning of year 4,364,512
        Unrealized appreciation at end of year       6,526,553

          Increase in unrealized appreciation on investments    2,162,041
             Net realized and unrealized gain on investments    2,586,700

NET INCREASE FROM OPERATIONS		                          $ 2,722,940


See notes to financial statements














NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:

                                    December 31, 1996    December 31, 1995


FROM OPERATIONS:

Net investment income                    $136,240             $112,973
Net realized gain on investments          424,659              151,995
Net change in unrealized appreciation
   on investments                       2,162,041            2,610,159
     Net increase from operations       2,722,940            2,875,127

DISTRIBUTION TO STOCKHOLDERS FROM:

Net investment income                     139,410              106,065
Net realized gain from investment
   transactions                           424,659               96,499
     Total distributions                  564,069              202,564

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment                     150,443                    0
Cash purchases                            189,356                    0
      Net increase from capital stock
        transactions                      339,799                    0

        Net increase in net assets      2,498,670            2,672,563

TOTAL NET ASSETS:

Beginning of year                     $10,989,115           $8,316,552
End of year (including undistributed
  net investment income of $5,911 and
  $9,081, respectively)               $13,487,785          $10,989,115

Shares:

Shares issued to common stockholders
   under the dividend reinvestment and
   cash purchase plan                      20,377                    0
Shares at beginning of year               723,444              723,444

Shares at end of year                     743,821              723,444



See notes to financial statements













NAIC Growth Fund, Inc.
Financial Highlights
For the years ended:
                            1996       1995      1994       1993       1992

Net asset value at
beginning of year         $15.19     $11.50    $11.24     $10.83      $10.06
Net investment income        .19        .15       .09        .07         .09
Net realized and unrealized
     gain on investments    3.51       3.82       .26        .43         .86

    Total from investment
      operation             3.70       3.97       .35        .50         .95

Distributions from:
   Net investment income    (.19)      (.15)     (.09)      (.07)       (.09)
   Realized gains           (.57)      (.13)      .00       (.02)       (.09)
      Total distributions   (.76)      (.28)     (.09)      (.09)       (.18)


Net asset value at
   end of year            $18.13     $15.19    $11.50     $11.24      $10.83

Per share market value,
   end of year        Ask 19 1/2      14 1/4     9 1/2     11 1/4       12
                      Bid 18 7/8      13 3/4     9 3/8      9 1/2      9 1/2

Total Investment Return:

 based on market value
     1 year               42.94%      49.70%     (0.54%)    0.83%      1.72%
     from inception       12.59%       7.85%      0.27%     0.50%      0.37%
based on net asset value
     1 year               24.46%      34.60%      3.12%     4.65%      9.51%
     from inception       11.92%       9.78%      4.92%     5.45%      5.77%

Net Assets,
   end of year       $13,487,785 $10,989,115 $8,316,552 $8,081,804 $7,432,322

Ratios to average net assets:

Ratio of expenses to average
   net assets (a)          0.96%      1.19%      1.81%     2.00%      2.00%
Ratio of net investment
   income to average net
     assets (a)            1.10%      1.16%      0.77%     0.63%      0.92%

Portfolio turnover rate    5.93%      6.90%      6.56%     0.62%      3.50%

Average commission rate    $0.12     $0.12

(a)	In 1996, 1995 and 1994, the adviser voluntarily waived its fee.  Had the adviser not done so in 1996, 1995 and 1994, the ratio of expenses to average net assets would have been 1.68%, 1.94% and 2.00% and the ratio of net investment income to average net assets would have been 0.38%, 0.41% and 0.58%, respectively.

See notes to financial statementsSee Notes to Financial Statements







NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 1996



1.0  Auto Replacement

Dana Corp.              4,000     53,250     130,500


8.8  Banking

Citicorp                4,000     79,167     412,000
Comerica, Inc.          2,000     58,750     104,750
Huntington Banc.       12,007     91,101     316,685
First Chicago NBD       2,000     64,750     107,500
Synovus Financial       7,500     81,125     240,937


0.5  Broadcasting

Walt Disney             1,049     67,660      73,168


2.8  Building Products

Johnson Controls        3,000     96,895     248,625
Clayton Homes          10,000    131,981     135,000


4.6  Chemicals

Monsanto                7,500     71,448     291,563
RPM                    10,000    119,125     170,000
Sigma Aldrich           2,500     94,938     156,093


1.1  Computers

IBM                     1,000     99,387     151,500


3.2  Consumer Products

Colgate-Palmolive       2,000     98,500     184,500
Alltrista Corp. *       1,125     16,361      28,969
Newell Co.              7,000    153,000     220,500


4.3  Electrical Equipment

General Electric        2,000     56,000     197,750
Vishay Intertech. *    11,550    132,025     268,538
Westinghouse Elec.      2,000     23,875      39,750
Federal Signal          3,000     68,625      77,625


2.1  Electronics

Dynatech Corp. *        4,000     35,513     177,000
Molex                   3,000     93,250     106,875


11.4  Ethical Drugs

Amer. Home Prod.        3,000     90,510     175,875
Bristol-Myers Squibb    2,000    146,475     218,000
Eli Lilly               5,000    168,963     365,000
Johnson & Johnson       2,000     45,500      99,500
Merck & Co., Inc.       2,500     83,319     199,063
Pfizer, Inc.            2,000     58,750     166,000
Pharmicia & Upjohn      7,975    200,070     316,009


8.7  Financial Services

Allied Group            7,500    131,625     244,687
Beneficial Corp.        4,000    119,537     253,500
Cognizant Corp.*        1,500     35,799      49,500
Dun & Bradstreet        1,500     24,934      35,625
Household Intl.         5,000    123,313     461,250
State Street Boston     2,000     75,500     129,250


3.1  Food

ConAgra                 3,000     78,125     149,250
Heinz                   3,000     67,250     107,250
McCormick & Co.         7,000    145,100     164,934


1.5  Grocery

Hannaford Bros.         6,000    138,562     204,000


2.5  Hospital Supplies

Biomet Corp.            2,000     26,750      30,250
Stryker Corp.           4,000     69,250     119,500
St. Jude Medical*       4,500    100,125     190,688


0.8  Industrial Services

Donaldson Co.           3,000     37,588     100,500


1.3  Instruments

TSI Inc.               15,000     48,375     172,500


3.0  Insurance

AFLAC Inc.              3,750     51,875     160,312
Amer. Int'l. Group      2,250     79,053     243,563


4.2  Machinery

Commercial Inter.        4,500     22,649     61,312
Cooper Industries        3,500    129,018    147,437
Cuno Inc.*               4,500     28,826     66,937
Emerson Electric         3,000    113,518    290,625


0.8  Maritime

Sea Containers           7,000    136,563    109,375


3.6  Multi Industry

Pentair                  3,000     23,875     96,750
Teleflex                 2,000     92,750    104,250
Thermo Electron *        6,750    106,687    278,437


0.6  Office Equipment

American Bus. Prod.      3,000     62,625     75,375


2.2  Paper

Mead Corp.               5,000    134,002    290,625


1.1  Petroleum

Kerr McGee               2,000     95,250    144,000


3.4  Publishing

Reuters Holdings         6,000    125,375    459,000


2.7  Restaurants

McDonald's               8,000    115,260    363,000


0.3  Rubber

Cooper Tire & Rubber     2,000     31,823     39,500



0.5  Semiconductor

Dallas Semiconductor     3,000     56,250     69,000

4.2  Soft Drinks

Coca Cola                4,000     82,250    210,500
PepsiCo                 12,000    222,250    351,000


3.4  Telecommunications

ADC Telecom. *           9,000     21,234    280,125
Cincinnati Bell          3,000     55,250    184,875


1.7  Tobacco

Philip Morris            2,000     91,588    226,000


1.2  Transportation

Arnold Industries        2,000     27,850     31,750
Sysco Corp.              4,000    108,250    130,500


1.1  Utilities

Century Telephone        5,000    140,625    154,375


1.8  Water Treatment

Ionics *                 5,000    117,187    240,000

93.5                           $6,074,029 $12,600,582





     Short-term Investments

5.3  United States Treasury Bill,
           maturing 1/9/97                    724,252
4.8  Misc. Cash Equivalents                   650,233

10.1                                        1,374,485


       Total Investments                   13,975,067

(3.6)  All other assets less liabilities     (487,282)


100.0% Total Net Assets                   $13,487,785




* non-income producing securities














NAIC Growth Fund, Inc.
Notes to Financial Statements


(1)  ORGANIZATION

The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases and
sales are accounted for on a trade date basis.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.


The following information is based upon Federal income tax cost of portfolio investments as of December 31, 1996:

	Gross unrealized appreciation        $  6,553,741
	Gross unrealized depreciation	            (27,188)

    	     Net unrealized appreciation      $ 6,526,553

	Federal income tax cost              $  6,074,029

Expenses - The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Fund's expenses in excess of two percent (2%) of average net assets shall be the responsibility of the Investment Adviser. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $20,011 for ongoing legal services during the year.

(3)  MANAGEMENT ARRANGEMENTS

Investment Adviser

National Association of Investors Corporation serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.

For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $88,190 of its total fee of $92,793 for the year ended 1996.

Plan Agent

First Chicago NBD serves as the Fund's custodian pursuant to the Custodian Agreement. As the Fund's custodian, NBD receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend counsel has incurred $10,103 for ongoing legal services during the period.


Disbursement Agreements.   Boston EquiServe receives fees for services
provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows shareholders to reinvest dividends paid and make additional contributions.

Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS

On May 16, 1996, a distribution of $0.09 per share aggregating $65,709 was declared from net investment income. The dividend was paid August 1, 1996, to shareholders of record June 28, 1996. On December 5, 1996, a dividend of $0.67 per share aggregating $498,360 was declared from net investment income and net realized gains payable January 29, 1997, to shareholders of record December 31, 1996.

(6)  Investment transactions

Purchases and sales of securities, other than short-term securities for the year ended December 31, 1996, were $682,946 and $1,108,401, respectively.

(7)  FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the years presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.






































Report of Independent Public Accountants

To the Board of Directors and Shareholders of NAIC Growth Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of NAIC GROWTH FUND, INC. (a Maryland corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                           ARTHUR ANDERSEN LLP


Detroit, Michigan,
January 8, 1997.














NAIC Growth Fund, Inc.
Dividends and Distributions:  Dividend Reinvestment and Cash Purchase
Plan

     We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the Plan), which is provided to give you easy and economical ways of increasing your investment in the Fund's shares. THOSE SHAREHOLDERS WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.

     Boston EquiServe will act as the Plan Agent on behalf of shareholders who are participants in the Plan.

     All shareholders of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266, the transfer agent for the Fund's shares and the shareholders' agent for the Plan, and mailing it to Boston EquiServe. The authorization must be signed by the registered shareholders of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

     Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. The market price was $18.875 on December 31, 1996. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.

     Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month. The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month (Investment Date). The funds will be used to purchase shares of the Fund's common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date. In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

     Boston EquiServe as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholder's name and held for the account of beneficial owners who have elected to participate in the Plan.

     There are no special fees or charges to participants other than reasonable transaction fees, which shall not exceed the lesser of five percent (5%) of the amount reinvested or three ($3.00) dollars and a termination fee of up to one ($1.00) dollar.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge three ($3.00) dollars, plus a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareholders at least ninety days before such specified date. The Plan may also be terminated on at least ninety days' written notice to all shareholders in the Plan. All correspondence concerning the Plan should be directed to Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266 or call
1-800-257-1770.





































NAIC Growth Fund, Inc.
Board of Directors


Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Carl A. Holth
Director,
Grosse Pointe, MI

Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


Robert L. Eldred
Director,
Chippewa Lake, MI

William T. Endicott
Director,
Bethesda, MD


Cynthia P. Charles
Director,
Ambler, PA


Peggy L. Schmeltz
Director,
Bowling Green, OH
















Shareholder Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareholders to automatically reinvest dividends in Fund common stock without paying commission. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareholders or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 810-583-6242 Ext. 322.